UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 6, 2005

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place Santa Ana, CA 92799-5125 (Address, including zip code of Registrant’s principal executive offices) Registrant’s telephone number, including area code: (714) 566-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          Ingram Micro Inc. (the “Company”) today announced that Kent B. Foster, chairman and chief executive officer, has decided to retire as the Company’s chief executive officer and will become non-executive chairman, effective June 1, 2005. Gregory M.E. Spierkel, president, will be promoted to chief executive officer, while Kevin M. Murai, currently president along with Spierkel, will be promoted to president and chief operating officer, effective June 1, 2005. Messrs. Spierkel and Murai have been nominated to stand for election to the board of directors at the Company’s June 1, 2005 annual meeting of shareowners. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Ingram Micro Inc., dated April 6, 2005.

     SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

	By:	/s/ Larry C. Boyd

	Name:	Larry C. Boyd
	Title:	Senior Vice President, Secretary and General Counsel

Date: April 6, 2005